SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

360 Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transactions applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule, or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

360 Funds

Timber Point Alternative Income Fund

(the “Fund”) (formerly the Crow Point Alternative Income Fund)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

May __, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about the following proposals between 360 Funds (the “Trust”), on behalf of the Fund, and Timber Point Capital Management LLC (the “New Adviser”) and Winthrop Capital Management, LLC (the “Sub-Adviser”).

1.	(“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”);

2.	(“Proposal 2”) Approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement; and

3.	(“Proposal 3”) Approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the New Adviser and the Sub-Adviser.

Shareholders of the Fund will vote on the proposals at a Special Meeting of Shareholders to be held on June 12, 2020, at 11:00 a.m. at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

The New Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement with the Trust, on behalf of the Fund (the “Interim Agreement”). The Interim Agreement was approved by the Board of Trustees (the “Board”) at a meeting held on April 10, 2020. The Interim Agreement took effect on April 10, 2020, following the resignation of Crow Point Partners, LLC (the “Former Adviser”), the prior investment adviser to the Fund. The Former Adviser’s resignation resulted in the termination of the former investment advisory agreement (the “Former Advisory Agreement”); at the meeting, the Former Adviser recommended that the Board appoint the New Adviser as the interim investment adviser. Information on the Former Advisory Agreement and the New Advisory Agreement is outlined in this Proxy Statement, along with information on the New Adviser and the other service providers. The Board unanimously approved the New Advisory Agreement at a regular quarterly meeting held on April 30, 2020.

David Cleary, a principal at the Former Adviser and a portfolio manager to the Fund from October 2017 through April 1, 2020, is a principal and portfolio manager at the New Adviser. Mr. Cleary will continue to serve as the portfolio manager to the Fund, both under the Interim Agreement and following shareholder approval of the New Advisory Agreement. Mr. Cleary was a principal of the Former Adviser from October 2017 to April 2020 and is the President and Chief Compliance Officer of the New Adviser. In addition, no changes are being proposed to the advisory fees charged to the Fund. The New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least January 31, 2022, but wants the ability to recoup previously waived fees and reimbursed expenses of the Former Adviser.

Winthrop currently serves as sub-adviser to the Fund under an interim sub-advisory agreement between the New Adviser and Winthrop (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement was approved by the Board at the meeting held on April 10, 2020. Prior to that, Winthrop served as sub-adviser to the Fund under an interim sub-advisory agreement with the Former Adviser (the “Prior Interim Agreement”). The Prior Interim Agreement was approved by the Board at a meeting held on January 23, 2020. On January 21, 2020, Gregory Hahn, President and Chief Investment Officer of Winthrop, completed the purchase of 100% of the membership interests in Winthrop from the prior owner. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the transaction resulted in a change in control of Winthrop and the assignment and termination of the investment sub-advisory agreement between the Former Adviser and Winthrop (the “Former Sub-Advisory Agreement”). Mr. Hahn has served as a portfolio manager to the Fund since June 2019.

To allow the New Adviser and Winthrop to serve as the investment adviser and sub-adviser, respectively, to the Fund without any interruption, shareholders of the Fund are being asked to approve the Proposals. The Board, including a majority of the independent trustees, voted unanimously to approve the New Advisory Agreement, New ELA, and New Sub-Advisory Agreement on behalf of the Fund and recommends that you approve all the Proposals. The Board believes that all the proposals are in the best interests of the Fund and its shareholders.

It is very important to receive your vote before June 12, 2020. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by phone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the New Adviser, any of its affiliates, or our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Randall K. Linscott

President

360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on June __, 2020 (the “Meeting”)?

A.

At the Meeting, shareholders of the Timber Point Alternative Income Fund (the “Fund”) (formerly the Crow Point Alternative Income Fund), a series of 360 Funds (the “Trust”), will be voting, separately, on three proposals:

1.     (“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”);

2.     (“Proposal 2”) Approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the previous expense limitation agreement; and

3.     (“Proposal 3”) Approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the New Adviser and the Sub-Adviser.

Q.	Why are shareholders being asked to approve the Proposals?

A.	To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve the Proposals.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.	At a meeting of the Board of Trustees of the Trust (the “Board”) held on April 10, 2020, the Board unanimously approved the New ELA. At a meeting of the Board held on April 30, 2020, the Board unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, subject to approval by shareholders of the Fund.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR all the Proposals.

Q.	Why is the Board recommending that shareholders approve the Proposals?

A.	The Board believes the New Adviser will provide shareholders with the same level of service under the New Advisory Agreement that the Fund received under the Former Advisory Agreement. Additionally, the Board believes the New Adviser should be able to recoup previously waived fees and reimbursed expenses under the prior expense limitation agreement (the “Old ELA”) because the New Adviser is retaining a portion of the portfolio management team and operations of the Former Adviser. Further, the Board believes Winthrop will continue to provide a high level of service under the New Sub-Advisory Agreement.

Q.	How will the approval of the Proposals affect the management and operations of the Fund?

A.

The Fund’s investment objectives and investment strategies will not change as a result of the New Advisory Agreement or the New Sub-Advisory Agreement. In addition, David Cleary, a portfolio manager of the Fund from October 2017 to April 1, 2020, will serve as portfolio manager to the Fund under the New Advisory Agreement. Winthrop will continue to serve as sub-adviser, and Gregory Hahn will continue to serve as a portfolio manager to the Fund under the New Sub-Advisory Agreement. Further, the New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least January 31, 2022, but wants the ability to recoup previously waived fees and reimbursed expenses of the Former Adviser. Accordingly, the approval of Proposals is not expected to affect the management or operations of the Fund.

Q.	How will the approval of the Proposals affect the expenses of the Fund?

A.

The approval of the New Advisory Agreement and the New ELA on behalf of the Fund will not result in a change to the advisory fee or expense limit. The New Adviser has agreed to maintain the current expense limitation agreements with the Fund through January 31, 2022, but wants the ability to recoup previously waived fees and reimbursed expenses of the Former Adviser. The sub-advisory fee is paid by the investment adviser and not the Fund; therefore, the New Sub-Advisory Agreement will not impact the Fund’s expenses.

Furthermore, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the New Adviser and the Sub-Adviser. The costs associated with the solicitation of proxies are expected to be $[ ].

Q.	What are the primary reasons for the retention of the New Adviser as the investment adviser to the Fund?

A.	The Board weighed many factors in reaching its decision to approve the New Advisory Agreement and the New ELA, including, without limitation, the operations, reputation, and resources of the New Adviser, performance results achieved by the New Adviser for its clients, including the Fund, the quality of services provided by the New Adviser, and the fact that the President and Chief Compliance Officer of the New Adviser has been a portfolio manager of the Fund since October 2017. The Board also considered that the advisory fee and expense limit will not change for the Fund and that the fee waivers and expense reimbursements provided by the Former Adviser for the Fund will remain in place as well, subject to the New Adviser’s ability to recoup those fees and expenses under the same terms provided in the former expense limitation agreement. Additional details regarding factors considered by the Board in approving the New Advisory Agreement and the New ELA can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Former Advisory Agreement and the New Advisory Agreement?

A.	No, there are no material changes to the advisory services under the Advisory Agreements and the New Advisory Agreements. The differences primarily relate to the form of the contract and some technical legal provisions. We have attached these as Exhibits to the proxy statement. Shareholders are encouraged to read them.

Q.	Are there any material differences between the current expense limitation agreement and the New ELA?

A.	Yes. The only difference between the New ELA and the Old ELA is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Former Adviser. In other words, the amounts that the Former Adviser could recover under the prior expense limitation agreement will carry over to the New ELA. The differences between the current expense limitation agreement and the New ELA are discussed in the proxy statement. We have attached these as Exhibits to the proxy statement. Shareholders are encouraged to read them.

Q.	What are the primary reasons for the retention of Winthrop as the investment sub-adviser to the Fund?

A.	The Board weighed many factors in reaching its decision to approve the New Sub-Advisory Agreement, including, without limitation, the operations, reputation, and resources of Winthrop, performance results achieved by Winthrop for its clients, including the Fund, the quality of services provided by the New Adviser, and the fact that Mr. Gregory Hahn has been a portfolio manager of the Fund since June 2019. Additional details regarding factors considered by the Board in approving the New Sub-Advisory Agreement can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A.	No, there are no material changes to the advisory services under the Advisory Agreements and the New Advisory Agreements. The differences between the agreements are the investment adviser party and the effective date.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, any of its affiliates, and AST Fund Solutions, a firm authorized by the New Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Timber Point Alternative Income Fund

(the “Fund”) (formerly the Crow Point Alternative Income Fund)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 12, 2020

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the Timber Point Alternative Income Fund (the “Fund”) (formerly the Crow Point Alternative Income Fund), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 12, 2020, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Timber Point Capital Management LLC. No increase in the investment advisory fee is proposed.
2.

To approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement. No change to the expense limit is proposed.

3.	To approve a new investment sub-advisory agreement between Timber Point Capital Management LLC and Winthrop Capital Management LLC. No increase in the sub-advisory fee is proposed.
4.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposals 1, 2, and 3. Shareholders of record at the close of business on May 6, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Randall K. Linscott, President

May __, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Timber Point Alternative Income Fund

(the “Fund”) (formerly the Crow Point Alternative Income Fund)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

 SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 12, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of 360 Funds (the “Trust”) on behalf of the Timber Point Alternative Income Fund (the “Fund”) (formerly the Crow Point Alternative Income Fund) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 12, 2020, at 11:00 a.m., Eastern Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about May 18, 2020. Only shareholders of record at the close of business on May 6, 2020 (the “Record Date”) will be entitled to vote at the Meeting.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Timber Point Capital Management LLC. No increase in the investment advisory fee is proposed.
2.

To approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement. No change to the expense limit is proposed.

3.	To approve a new investment sub-advisory agreement between Timber Point Capital Management LLC and Winthrop Capital Management LLC. No increase in the sub-advisory fee is proposed.
4.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Shareholders in the Fund will vote separately on Proposals 1, 2, and 3. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposals 1, 2, and 3. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/___________ or by calling [ ]. The Funds’

annual and semi-annual reports are available, at no charge, by calling 877-244-6235.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST & THE NEW ADVISER

Summary of the Proposal

You are receiving this proxy statement because the prior investment adviser to the Fund, Crow Point Partners, LLC (the “Former Adviser”), resigned effective April 10, 2020, and recommended the assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Former Adviser (the “Former Advisory Agreement”) to Timber Point Capital Management LLC (the “New Adviser”). As a result, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), voted unanimously to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) with the New Adviser; the Interim Advisory Agreement become effective on April 10, 2020, and will expire after 150 days. For the New Adviser to continue to provide investment management services to the Fund following the expiration of the Interim Advisory Agreement, you must approve a new investment advisory agreement between the Trust and the New Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund or its shareholders. A description of the differences between the Former Advisory Agreement and the New Advisory Agreement is included below. The New Advisory Agreement is attached hereto as Exhibit A, and the Former Advisory Agreement is attached hereto as Exhibit B. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund.

The Former Adviser served as the investment adviser to the Fund since its inception. David Cleary was a partner at the Former Adviser from October 2017 to April 1, 2020; he is also the President and a portfolio manager at the New Adviser, which was organized in March 2020. The New Adviser is registered with the SEC as an investment adviser and has its principal office at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510.

At a meeting held on April 10, 2020, the Former Adviser resigned as the investment adviser to the Fund. In a separate meeting on April 30, 2020, the Board, including all the Independent Trustees, approved the New Advisory Agreement and the new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Fund, and the New Adviser. The Independent Trustees’ considerations are set forth below. The New Adviser and the Former Adviser have entered into an agreement through which the New Adviser will retain the Former Adviser to provide operational support for one year. This transaction (the “Transaction”) will close following shareholder approval of the New Advisory Agreement.

There will be no increase in advisory fees as a result of the New Advisory Agreement for the Fund.

Legal Analysis

In advance of the Transaction, the Board was informed by the Former Adviser that compensation was going to be paid to affiliated persons of the Former Adviser as a part of the Transaction. Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act applied to the Board’s considerations. Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company as a result of the transaction causing the change of control, or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two years after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with this Transaction; and

(2) During the three years immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Former Adviser, and the Trust contemplates that it will maintain this composition for at least three years from the date of the Transaction.

Information Concerning the Former Adviser

The previous investment adviser to the Fund was Crow Point Partners, LLC (the “Former Adviser”), located at 280 Summer Street, Suite M1, Boston, MA 02210. The Former Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Massachusetts limited liability company. The names, titles, and addresses of the principal executive officers and directors of the Former Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Timothy O’Brien	Managing Member & Managing Director
Peter DeCaprio	Managing Member, Managing Director, and Assistant Compliance Officer
Paul DeCaprio	Compliance Officer/ General Counsel
James Craver	Chief Compliance Officer

* The address for each officer and director is 280 Summer Street, Suite M1, Boston, MA 02210.

During the fiscal year ended September 30, 2019, the Former Adviser was paid the following advisory fees from the Fund.

Fund Name	Gross Advisory Fee	Fee Waiver	Expense Reimbursement	Net Advisory Fee
Timber Point Alternative Income Fund	$110,909	$(110,909)	$(12,103)	$0

The Former Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding 2.00% until January 31, 2021. Each waiver or reimbursement of an expense by the Former Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The following tables set forth the respective expense limitation arrangements for the Fund and the amounts recoverable under such arrangements.

The total amount of recoverable reimbursements as of March 31, 2020, and expiration dates was as follows:

Recoverable Reimbursements and Expiration Dates
Fund	2020	2021	2022	2023	Total
Timber Point Alternative Income Fund

Information Concerning the New Adviser

Timber Point Capital Management LLC (the “New Adviser”), located at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510, is the proposed investment adviser to the Fund. The New Adviser is a New York limited liability company founded in 2020 and is registered with the SEC as an investment adviser. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
David Cleary	President & Chief Compliance Officer
Ryan Thibodeaux	Manager

* The address for each officer and director is 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510.

Mr. Cleary was a principal and portfolio manager at the Former Adviser, and has been a portfolio manager to the Fund since October 2017.

Interim Agreement

At a telephonic meeting held on April 10, 2020, the Board, including all the Independent Trustees, unanimously approved the Interim Agreement with the New Adviser under Rule 15a-4 under the 1940 Act. The Interim Agreement became effective on April 10, 2020, and replaced the Former Advisory Agreement.

The Interim Agreement is substantially similar to the Former Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Agreement has a maximum term of 150 days. Further, the Interim Agreement provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time without penalty on not more than ten days’ written notice and that the compensation earned by the New Adviser under the Interim Agreement is being held in an escrow account until shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the New Adviser. If shareholders do not approve the New Advisory Agreement, the New Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Agreement or the total amount in the escrow account, plus any interest.

The New Adviser will continue to manage the Fund under the Interim Agreement until the New Advisory Agreement is approved by shareholders or the Interim Agreement expires. If the New Advisory Agreement is not approved by shareholders, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a different investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation of the Fund.

Comparison of the Former Advisory Agreement and the New Advisory Agreement

At a meeting on April 30, 2020, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement will become effective the day that it is approved by Fund shareholders. A general discussion of the differences between the New Advisory Agreement and the Former Advisory Agreement are described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The New Advisory Agreement is attached hereto as Exhibit A. The Former Advisory Agreement is attached hereto as Exhibit B. The Former Advisory Agreement was last approved by shareholders on July 13, 2017.

Differences Between the Agreements

Other than the dates of the Agreements and the parties to the Agreements, the below lists certain differences between the Agreements. Investors are encouraged to review and compare the Former Advisory Agreement and the New Advisory Agreement.

The New Advisory Agreement is similar to the Former Advisory Agreement, although the forms are different. Below is a summary of the differences in the agreements.

●	Applicable law. The Former Advisory Agreement was governed by New York law, while the New Advisory Agreement is governed by Delaware law. Both agreements comply with federal securities laws.

Material Terms of the New Advisory Agreement

Both the New Advisory Agreement and the Former Advisory Agreement provide that the investment adviser:

●	Has discretionary management authority over the Fund’s portfolio.

●	Must comply with federal securities laws.

●	Must maintain adequate books and records; and

●	Must keep the Board informed of all materials events that impact the Fund.

The compensation under the New Advisory Agreement and the Former Advisory Agreement is the same. Under the New Advisory Agreement, the New Adviser is entitled to receive an annual advisory fee from the Fund of 1.00% of the average daily net assets.

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the Adviser on 60 days’ notice to the Fund. The New Advisory Agreement may be amended by the parties (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Advisory Agreement, like the Former Advisory Agreement, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Advisory Agreement, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Evaluation by The Board of Trustees

At an in-person meeting held on April 30, 2020 (the “Meeting”), the Board approved the New Advisory Agreement for the Funds. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the Funds under the management of the current portfolio team, which is acquiring the Adviser’s operations; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the New Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the New Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Former Adviser, which had part of the same portfolio management team as the New Adviser, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Former Adviser, which would carry over to the New Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the New Adviser’s investment philosophy, investment strategy, personnel, and operations, including a comparison of the Former Adviser and the New Adviser; (v) compliance and audit reports concerning the Fund and the New Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the New Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the New Adviser including, without limitation: (i) documents containing financial information about the New Adviser, a description of personnel and the services provided to the Fund by the New Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weights to the various factors.

[BOARD CONSIDERATIONS TO BE ADDED]

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST and THE NEW ADVISER, INCLUDING THE NEW ADVISER’S ABILITY TO RECOUP AMOUNTS THAT THE FORMER ADVISER PREVIOUSLY WAIVED OR REIMBURSED UNDER THE PRIOR EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

Also at the meeting held April 10, 2020, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Funds, and the New Adviser. Under the New ELA, the New Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees under Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized following generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than 2.00% of the average daily net assets for the Fund through at least January 31, 2022. Subject to approval by the Fund’s Board, any waiver or reimbursement under the New ELA is subject to repayment by the Fund within the three years following the date when such waiver occurred, if the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before January 31, 2022, without the Board’s approval.

Additionally, the New Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Former Adviser before the Transaction. The New Adviser requests the right to recoup the prior fee waivers and expense reimbursements because the New Adviser is retaining a portion of the same portfolio management team and operations of the Former Adviser. Additionally, one of the owners and the portfolio manager of the New Adviser, David Cleary, was among the principals of the Former Adviser.

Approval of the New ELA will not increase the expenses paid by the Fund or its shareholders. A description of the differences between the prior expense limitation agreement and the New ELA is included below. The New ELA is attached hereto as Exhibit C, and the prior expense limitation agreement is attached as Exhibit D. The effective date of the New ELA is expected to be the date that shareholders approve it.

At a meeting held on April 10, 2020, the Board, including all the Independent Trustees, approved the New ELA between the Trust, on behalf of the Fund, and the New Adviser. The Independent Trustees’ considerations are set forth below.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the Board only. The Board approved the New ELA and the New Adviser’s ability to recoup previously waived fees and reimbursed expenses so long shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryover, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover.

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, the New Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the New Adviser the right to recover the waived fees and reimbursed expenses of the Former Adviser. The following table sets forth the recoverable under such arrangements.

Recoverable Reimbursements and Expiration Dates
Fund	2020	2021	2022	2023	Total
Timber Point Alternative Income Fund

The New Adviser believes that allowing it to carryover these amounts is fair and equitable given the similarities in ownership and operations of the prior and New Adviser. The Board considered the matter at its special meeting on April 10, 2020, and determined that the request should be submitted to shareholders for their consideration.

Information on the New Expense Limitation Agreement

The Former Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding 2.00% of the average daily net assets of each share class of the Fund through January 31, 2021. Each waiver or reimbursement of an expense by the Former Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The New Adviser has agreed to maintain this arrangement but is requesting that shareholders grant the New Adviser the right to recoup the waived fees and reimbursed expenses of the Former Adviser.

Comparison of the Prior Expense Limitation Agreement and the New ELA

At a meeting on April 10, 2020, the Board, including all the Independent Trustees, unanimously approved the New ELA; while the New ELA does not require shareholder approval, the ability to recoup fee waivers and expense reimbursement of the Former Adviser is subject to shareholder approval. The New ELA will become effective on the day of its approval by Fund shareholders. A general discussion of the differences between the New ELA and the prior expense limitation agreement is described below. Additionally, set forth below is a summary of certain material terms of the New ELA. The New ELA is attached as Exhibit C. The prior expense limitation agreement is attached as Exhibit D.

Differences Between the Agreements

The only difference between the New ELA and the prior expense limitation agreement is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Former Adviser. In other words, the amounts that the Former Adviser could have recovered under the prior expense limitation agreement will carry over to the New ELA.

Material Terms of the New ELA

Under the terms of the New ELA, the New Adviser has agreed to limit Fund Operating Expenses to 2.00% for the Fund. The New Adviser has contractually agreed to maintain these expense limits through January 31, 2022. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is April 10, 2020, but the ability of the New Adviser to recoup fee waivers and expense reimbursement of the Former Adviser will not take effect until the date shareholders approve the New ELA. If shareholders do not approve the New ELA, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover. If shareholders do not approve the New Advisory Agreement in Proposal 1, then the New ELA will terminate at the expiration of the interim advisory agreement.

PROPOSAL 3: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE NEW ADVISER AND WINTHROP

Summary of the Proposal

The former sub-advisory agreement between the Former Adviser, on behalf of the Fund, and Winthrop Capital Management, LLC (“Winthrop”) (the “Former Sub-Advisory Agreement”) automatically terminated due to the transaction described below. For Winthrop to continue to provide sub-advisory services to the Fund, you are being asked to approve a new sub-advisory agreement between the New Adviser and Winthrop (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement is not expected to result in any changes to the Winthrop portfolio management team for the Fund or the services Winthrop provides to the Fund, and there will be no impact on the Fund’s fees. The New Sub-Advisory Agreement is identical in all material respects to the Former Sub-Advisory Agreement, except for the parties and the dates of commencement and renewal. The effective date of the New Sub-Advisory Agreement is expected to be the date it is approved by shareholders of the Fund. The Former Sub-Advisory Agreement was last approved by shareholders of the Fund on June 12, 2019.

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with a recent change in the ownership of Winthrop. Effective January 21, 2020, Gregory Hahn, President and Chief Investment Officer of Winthrop, completed the purchase of 100% of the membership interests in Winthrop from the prior owner. As a result of this transaction (the “Winthrop Transaction”), Mr. Hahn owns 100% of the voting shares of Winthrop. No other shareholders own 25% or more of voting shares of Winthrop. Mr. Hahn is a portfolio manager of the Fund.

Under the 1940 Act, a transaction that results in a “change in control” of an investment adviser and causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned” will result in the automatic termination of the investment advisory agreement. The Board determined that the Transaction resulted in a change in control of Winthrop and, thus, the assignment and automatic termination of the Former Sub-Advisory Agreement. Therefore, shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement for Winthrop to continue to serve as the Fund’s sub-adviser.

At a board meeting held on January 23, 2020, the Board approved an interim investment sub-advisory agreement with the Former Adviser. On April 10, 2020, upon the resignation of the Former Adviser as the investment adviser to the Fund, the Board approved the transfer of the interim sub-advisory agreement to the New Adviser. The interim subadvisory agreement expires 150 days from January 21, 2020.

Information Concerning Winthrop

Winthrop Capital Management, LLC (“Winthrop”), located at 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240, currently serves as sub-adviser to the Fund. Winthrop is registered with the SEC as an investment adviser under the Advisers Act. Winthrop was organized on August 29, 2007 as an Indiana limited liability company. The names, titles, and addresses of the principal executive officers and directors of Winthrop are set forth below:

Name and Address:*	Title and Principal Occupation:
Gregory J. Hahn	Managing Member and Chief Compliance Officer

* The address for each officer and director is 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240.

Interim Agreement

As a result of the Winthrop Transaction occurring before shareholder approval of the New Sub-Advisory Agreement, the Trust does not have an investment sub-advisory agreement in place for the Fund that has been approved by shareholders of the Fund under the 1940 Act. For Winthrop to continue as the Fund’s sub-adviser, the Board, including all the Independent Trustees, by vote cast in person on January 23, 2020, unanimously approved an interim sub-advisory agreement between the Former Adviser and Winthrop under Rule 15a-4 under the 1940 Act. The Interim Agreement was effective January 23, 2020, and replaced the Former Sub-Advisory Agreement as of such date. At a telephonic meeting held April 10, 2020, the Board unanimously approved an interim sub-advisory agreement between the New Adviser and Winthrop (the “Interim Sub-Advisory Agreement”) effective April 10, 2020.

The Interim Sub-Advisory Agreement is substantially similar to the Former Sub-Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Sub-Agreement has a maximum term of 150 days from the effective date of the Winthrop Transaction. Further, the Interim Sub-Advisory Agreement provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time without penalty on not more than ten days’ written notice and that the compensation earned by Winthrop under the Interim Agreement is being held in an escrow account until shareholders approve the New Sub-Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to Winthrop. If shareholders do not approve the New Sub-Advisory Agreement, Winthrop will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus any interest.

Winthrop will continue to sub-advise the Fund under the Interim Sub-Advisory Agreement until the New Sub-Advisory Agreement is approved by shareholders or the Interim Sub-Advisory Agreement expires.

Comparison of the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement

At a meeting on April 30, 2020, the Board, including all the Independent Trustees, unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval. The New Sub-Advisory Agreement will become effective on the day of its approval by Fund shareholders.

The New Sub-Advisory Agreement is identical in all material respects to the Former Sub-Advisory Agreement, except for the investment adviser party and the dates of execution, effectiveness, and termination. The material terms of the New Sub-Advisory Agreement are discussed below. The New Sub-Advisory Agreement is attached hereto as Exhibit E, and the Former Sub-Advisory Agreement is attached hereto as Exhibit F.

The fees to be charged under the New Sub-Advisory Agreement are identical to the fees charged under the Former Sub-Advisory Agreement. Furthermore, the New Adviser, and not the Fund, is responsible for paying Winthrop for its services under the New Sub-Advisory Agreement, just as the Former Adviser was responsible for paying Winthrop for its services under the Former Sub-Advisory Agreement.

Material Terms of the New Sub-Advisory Agreement

Both the New Sub-Advisory Agreement and the Former Sub-Advisory Agreement provide that Winthrop:

●	Has discretionary management authority over a portion of the Fund’s portfolio.

●	Must comply with federal securities laws.

●	Must maintain adequate books and records; and

●	Must keep the Board and the New Adviser informed of all materials events that impact the Fund.

The compensation under the New Sub-Advisory Agreement and the Former Sub-Advisory Agreement is the same. Under those terms, Winthrop is entitled to receive an annual advisory fee from the Fund of 0.25% of the average daily net assets for the first $50 million of assets of the Fund and 0.20% of the average daily net assets for assets over $50 million.

The New Sub-Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the New Sub-Advisory Agreement can be terminated by the New Adviser on 60 days’ notice to the Fund. The New Sub-Advisory Agreement may be amended by the parties (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Sub-Advisory Agreement, like the Former Sub-Advisory Agreement, provides that Winthrop will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Sub-Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Sub-Advisory Agreement, as it relates to the Fund, the Board, the New Adviser, and Winthrop will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement with Winthrop, or retaining a new sub-adviser for the Fund, which also would need to be approved by shareholders of the Fund.

The New Sub-Advisory Agreement is attached as Exhibit E. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by The Board of Trustees

At an in-person meeting held on April 30, 2020 (the “Meeting”), the Board approved the New Sub-Advisory Agreement for the Fund. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by Winthrop.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Sub-Advisory Agreement: (i) the nature, extent, and quality of the services provided by Winthrop; (ii) the investment performance of the Fund under the management of the current portfolio team; (iii) the costs of the services to be provided and profits to be realized by Winthrop from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Winthrop’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by Winthrop.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by Winthrop, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Sub-Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by Winthrop; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing Winthrop’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and Winthrop; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of Winthrop; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by Winthrop including, without limitation: (i) documents containing financial information about Winthrop, a description of personnel and the services provided to the Fund by Winthrop, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by Winthrop from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the New Sub-Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

[BOARD CONSIDERATIONS TO BE ADDED]

PROPOSAL 4: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same. Neither the proxy holders nor the Board is aware of any matters which may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSALS 1, 2, AND 3.

OPERATION OF THE FUNDS

Each Fund is a diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Timber Point Capital Management LLC as the interim investment adviser to the Fund and Winthrop Capital Management, LLC, as the interim sub-adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the custodian of the Funds’ assets. Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers, other than the investment adviser, as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, _______ shares of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter concerning the Fund submitted to a vote at the Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement as it relates to the Fund. The 1940 Act defines “the majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Shareholders in the Fund will vote separately on Proposals 1, 2, and 3. If the shareholders approve Proposals 1, 2, and 3, the New Advisory Agreement, the recoupment provision of the New ELA, and the New Sub-Advisory Agreement are expected to be effective for the Fund as of the date of the Meeting. If shareholders of the Fund fail to approve Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund. Proposals 2 and 3 are contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposals is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership
Investor Class Shares

Institutional Class Shares

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The New Adviser is bearing the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. In addition to soliciting proxies by mail, the Board and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected to be $_____. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

OTHER MATTERS

The Board is not aware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on June 12, 2020: The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com/ _______________

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (800) 859-8509. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF THE NEW INVESTMENT ADVISORY AGREEMENT

A-1

EXHIBIT B-1

FORMER INVESTMENT ADVISORY AGREEMENT

B-1

EXHIBIT C

FORM OF THE NEW EXPENSE LIMITATION AGREEMENT

C-1

EXHIBIT D

FORMER EXPENSE LIMITATION AGREEMENT

D-1

EXHIBIT E

FORM OF THE NEW SUB-ADVISORY AGREEMENT

E-1

EXHIBIT F

FORMER SUB-ADVISORY AGREEMENT

F-1